UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2022

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, Floor 20 New York, New York, USA 10010 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2022, Joseph Sparacio will conclude his role as Interim Chief Financial Officer and Principal Financial Officer of IMAX Corporation (the “Company”). The Board of Directors of the Company appointed Natasha Fernandes as the Company’s Chief Financial Officer, effective May 1, 2022.

Since December 2021, Ms. Fernandes, age 41, has served as the Company’s Deputy Chief Financial Officer and Senior Vice President. In this role, Ms. Fernandes has overseen the accounting, treasury, forecasting, budgeting, and long-range planning of the Company’s worldwide operations. Prior to her current role, Ms. Fernandes served as the Company’s Vice President, Finance & Corporate Treasurer from May 2018 to December 2021. Ms. Fernandes has held various other positions within the Company, including Vice President, Finance & Assistant Controller; Senior Director, Finance; and Director, Financial Reporting. She joined the Company in September 2007 as Manager, Financial Reporting. Ms. Fernandes is a member of Chartered Professional Accountants Canada and holds a Bachelor of Business Administration, Honours with Co-Operative Option from the School of Business and Economics of Wilfrid Laurier University.

The Company expects to enter into an employment agreement with Ms. Fernandes in connection with her appointment as Chief Financial Officer. The material terms of the employment agreement will be disclosed upon its finalization.

There are no arrangements or understandings between Ms. Fernandes and any other persons pursuant to which she was selected as Chief Financial Officer. There are no family relationships between Ms. Fernandes and any director or executive officer of the Company, and there are no related party transactions between the Company and Ms. Fernandes that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On April 19, 2022, the Company issued a press release announcing the appointment of Ms. Fernandes as the Company’s Chief Financial Officer, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 19, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: April 19, 2022	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Jacki Bassani
	Name:	Jacki Bassani
	Title:	Chief People Officer and Executive Vice President